UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 24, 2022

RUTH’S HOSPITALITY GROUP, INC.
(Exact name of Registrant as Specified in Its Charter)

Delaware	000-51485	72-1060618
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1030 W. Canton Avenue, Ste. 100 Winter Park, FL		32789
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (407) 333-7440
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	RUTH	Nasdaq

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events

As of May 24, 2022, Ruth’s Hospitality Group Inc. (the “Company”) and the class representatives have agreed to a Memorandum of Understanding regarding settlement of the class action litigations styled Guerrero, et al. v. Ruth’s Hospitality Group, Inc., et al., Case No. RIC1804127, Superior Court of California, Riverside County; Castillo, et al. v. RCSH Operations, Inc., et al., Case No. CGC-21-594237, Superior Court of California, San Francisco County; Castillo v. RCSH Operations, Inc., et al., Case No. 21SMCV01530, Superior Court of California, Los Angeles County; and Patterson v. Ruth’s Hospitality Group, Inc., et al., Case No. MSC21-02077, Superior Court of California, Contra Costa County (collectively, the “Class Action Litigations”).

The parties have agreed to prepare and execute a settlement agreement, the terms of which are subject to court approval.  The Memorandum of Understanding provides for an aggregate settlement payment by the Company of $6.0 million, which the Company expects to recognize in the second quarter of fiscal 2022 and which amount includes all settlement funds, the class representatives’ enhancement payments, settlement administrator’s expenses, payment to the Labor Workforce Development Agency with regard to the California Private Attorney’s General Act portion of the settlement, and class counsel’s attorneys’ fees and costs.

Safe Harbor for Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 that involve risks and uncertainties. All forward-looking statements included in this report, including expectations about the settlement of the Class Action Litigations, are based on information available to the Company as of the date of this report, which may change, and the Company assumes no obligation to update any such forward-looking statements. These statements are not guarantees of future performance and actual results could differ materially from the Company's current expectations. Factors that could cause or contribute to such differences include the risks and uncertainties detailed from time to time in the Company's filings with the Securities and Exchange Commission, as well as the possibility that the court may materially alter or fail to approve the terms of the proposed settlement in the Memorandum of Understanding. The Company assumes no obligation and does not intend to update the forward-looking statements provided, whether as a result of new information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RUTH’S HOSPITALITY GROUP, INC.

Date: May 27, 2022	By:	/s/ Marcy Norwood Lynch
Marcy Norwood Lynch
Senior Vice President, General Counsel, and Corporate Secretary